UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2011
(Date of earliest event reported)

First Financial Service Corporation
(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

KENTUCKY	61-1168311
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

2323 Ring Road, Elizabethtown, Kentucky, 42701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (270) 765-2131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:  Submission of Matters to a Vote of Security Holders

Our 2011 Annual Meeting of Shareholders was held on May 18, 2011.  At the meeting, the directors listed below were elected as directors of the Corporation for terms expiring at the annual meeting in the year set forth to each of their names.  The voting results for the matters brought before the 2011 Annual Meeting are as follows:

1. Election of Directors.

Name	Term Expires	Votes For	Abstentions
WalterD. Huddleston	2014	2,212,697	340,724
J. Stephen Mouser	2014	2,186,001	367,420
Michael L. Thomas	2014	2,151,233	402,188

In addition, the following directors will continue in office until the annual meeting of the year set forth beside each of their names.

Name	Term Expires
Robert M. Brown	2013
B. Keith Johnson	2012
Diane E. Logsdon	2012
John L. Newcomb, Jr.	2012
J. Alton Rider	2013
Donald Scheer	2012
Gail L. Schomp	2013

2.  Approval of our executive compensation.

Votes For	Against	Abstentions
2,089,864	405,873	57,684

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL SERVICE CORPORATION

Date: May 19, 2011	By:	/s/ Gregory S. Schreacke
Gregory S. Schreacke
President
Chief Financial Officer & Principal Accounting Officer